Exhibit 10.24

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 01

TO

diaDexus, Inc.

SERVICES AND SUPPLY AGREEMENT

This Amendment No. 01 is effective August 17, 2009 and is issued to change [*] Exhibit B, Pricing, as a result of additional testing efforts requested by diaDexus.

Accordingly, Exhibit B, Pricing, pages 17 and 18 of the SERVICES AND SUPPLY AGREEMENT, effective January 1, 2009, is replaced with the attached Exhibit B, Pricing, pages 17 and 18, revised on August 17, 2009.

Except as specifically stated herein, all other terms, conditions and provisions of the original Services and Supply Agreement, as amended, remain unchanged.

DiaDEXUS, INC.	DIAZYME LABORATORIES
A division of General Atomics

/s/ P. Plewman	/s/ Anthony Navarra
Signature	Signature

P. Plewman; President & CEO	Anthony Navarra,
(Name & Title of Signatory)	Senior Vice President

8/18/09	8-16-09
Date	Date

EXHIBIT B

PRICING

[*]

[*] Two pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.